UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2026

Fortitude Life Insurance & Annuity Company
(Exact name of registrant as specified in its charter)

Arizona	033-44202	06-1241288
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
Ten Exchange Place
Suite 2210
Jersey City, NJ 07302
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (615) 981-8801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective March 4, 2026, Dan Guilbert, 52, was appointed as a Director of Fortitude Life Insurance & Annuity Company (“FLIAC”). Mr. Guilbert will also serve on the Audit Committee of the Board of Directors.
An industry executive with 30 years of insurance and financial services experience, Mr. Guilbert also serves as a Director of FGH Parent, L.P. He was previously President of Individual Life and Retirement at Symetra Financial (a wholly owned subsidiary of Sumitomo) where he was responsible for all aspects of those business lines (strategy, product, sales, service, etc.). Previously, Mr. Guilbert held roles across product development, actuarial and risk functions at Hartford Life, including being appointed Chief Actuary and Risk Officer. Mr. Guilbert graduated from Bryant College with a degree in actuarial science and became a Fellow of the Society of Actuaries (FSA) in 2001.
In connection with Mr. Guilbert’s appointment to the Audit Committee, the Board of Directors has determined that Mr. Guilbert is financially literate and an audit committee financial expert as defined by the Securities and Exchange Commission.
There are no family relationships among Mr. Guilbert and any of FLIAC’s directors and executive officers. Mr. Guilbert is not a party to any material plan, contract or arrangement (whether or not written) with FLIAC, there are no arrangements or understandings between Mr. Guilbert and any other person pursuant to which he was selected to serve as a Director of FLIAC, he is not a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K, and there are no material plans, contracts or arrangements (whether or not written) to which Mr. Guilbert participates that were entered into or materially amended in connection with his appointment.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortitude Life Insurance & Annuity Company

By:	/s/ Richard E. Buckley
Name:	Richard E. Buckley
Title:	Senior Vice President, Assistant General Counsel & Assistant Secretary
Date: March 9, 2026